Drawn By and Return To:                      Loan No.:  50750
Moore & Van Allen, PLLC (EKO)                Servicing No.:  880802067
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, North Carolina 28202-4003

STATE OF ARIZONA                          DEED OF TRUST,
                                  ASSIGNMENT OF LEASES AND RENTS,
COUNTY OF PIMA                        SECURITY AGREEMENT AND
                                          FIXTURE FILING

                    COLLATERAL IS OR INCLUDES FIXTURES

     THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (the "Security Instrument") is made and entered into as of the 27th day of February, 1998, by WELLSFORD SONTERRA LLC, an Arizona limited liability company, whose mailing address is c/o Wellsford Real Properties, Inc., 1623 Blake Street, Suite 270, Denver, Colorado 80202 (the "Borrower"), in favor of NATIONSBANK, N.A., a national banking association, whose mailing address is c/o Midland Loan Services, L.P., 210 W. 10th Street, 6th Floor, Kansas City, Missouri 64105 (the "Trustee"), and NATIONSBANK, N.A., a national banking association, whose mailing address is c/o Midland Loan Services, L.P., 210 W. 10th Street, 6th Floor, Kansas City, Missouri 64105, together with its successors and assigns (the "Lender").

     This Security Instrument secures (i) the obligations of the Borrower under the promissory note, executed by the Borrower, of even date herewith payable to the order of the Lender in the original principal amount of $16,400,000.00 (such promissory note and all amendments, renewals, replacements, extensions or other modifications being hereinafter referred to as the "Note"); (ii) the performance by the Borrower of its obligations under the Loan Agreement of even date herewith, between the Borrower and the Lender (as amended, modified or restated, the "Loan Agreement") and under all other Loan Documents (as defined in the Loan Agreement) executed by the Borrower in connection with the loan evidenced by the Note (the "Loan"); and (iii) the payment by the Borrower of all other sums, with interest thereon, advanced in accordance with the Note, the Loan Agreement or any other Loan Document to protect the security of this Security Instrument.

     Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Loan Agreement. All of the terms, definitions, conditions and covenants of the Loan Agreement are expressly made a part of this Security Instrument by reference in the same manner and with the same effect as if set forth herein at length and any beneficiary of this Security Instrument is entitled to the benefits of and remedies provided in the Loan Agreement, the Note and other Loan Documents by and between the Borrower and the Lender.
                           W I T N E S S E T H:

     The Borrower, in consideration of the indebtedness herein recited, irrevocably grants, conveys and assigns to the Trustee and the Trustee's successors and assigns, in trust, with power of sale, all of the following described land, real property interests, buildings, improvements, fixtures, furniture and appliances and other personal property:

     (a) All that tract or parcel of land and other real property interests in Pima County, Arizona more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), subject to the permitted encumbrances described in Exhibit B attached hereto and made a part hereof; and

     (b) All buildings, improvements and tenements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such Improvements now or hereafter erected or placed thereon, all of which materials shall be deemed to be included within the premises hereby conveyed immediately upon the delivery thereof to the Land, and all Tangible Personalty (as defined in the Personalty Rider attached hereto and made a part hereof for all purposes).


     TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, to the Trustee and the Trustee's successors and assigns to secure the indebtedness herein recited and upon this special trust: that should the indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should the Borrower timely and fully discharge its obligations hereunder and under the other Loan Documents, then the Land, Improvements and Tangible Personalty (hereinafter collectively referred to as the "Premises") shall be reconveyed to the Borrower or the title thereto shall be revested according to the provisions of applicable law.

     As additional collateral and further security for the indebtedness secured hereby, to the fullest extent permitted by applicable law, the Borrower does hereby assign to the Lender and grants to the Lender a security interest in all of the right, title and interest of the Borrower in and to any and all Intangible Personalty (as defined in the Personalty Rider attached hereto), and the Borrower agrees to execute and deliver to the Lender such additional instruments, in form and substance satisfactory to the Lender, as may hereafter be requested by the Lender to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Lender to any of the foregoing or to impose upon the Lender any obligation with respect thereto.

     As part of the consideration for the indebtedness secured hereby, the Borrower hereby absolutely and unconditionally assigns and transfers to the Lender and grants to the Lender a security interest in any and all leases and other occupancy or use agreements (whether oral or written) now existing or hereafter made and affecting the Premises as such leases and other agreements may have been, or may from time to time be hereafter, modified, extended and renewed, with all the security deposits, rents (including, without limitation, room rents and room revenues, if any), issues, profits, revenues and other income of the Premises from time to time accruing therefrom (the "Rents and Profits"), and the acceptance of this assignment and the collection of the Rents and Profits shall not constitute a waiver of any rights of the Lender under the terms of the Loan Documents. So long as there shall exist no Event of Default (as defined in the Loan Agreement), the Borrower shall have the right under a license granted hereby (but limited as provided elsewhere in this Security Instrument and in the Loan Agreement) to collect upon, but not more than two months prior to accrual, all of said Rents and Profits arising from or out of such leases and other agreements or any modifications, renewals or extensions thereof, or from or out of the Premises or any part thereof, and the Borrower shall receive such Rents and Profits, as a trust fund to be applied, and the Borrower hereby covenants to so apply same, to the payment of taxes and assessments upon the Premises before penalty or interest are due thereon, to the cost of such insurance and of such maintenance and repairs as is required by the terms of the Security Instrument and Loan Agreement, to the payment of Operating Expenses (as defined in the Loan Agreement), and to the payment of interest and principal and other amounts becoming due on the Loan or under the Loan Documents, before using any part of the same for any other purposes.

     All the Tangible Personalty which comprises a part of the Premises shall, as far as permitted by applicable law, be deemed to be affixed to the Land and conveyed therewith. As to the balance of the Tangible Personalty and the Intangible Personalty, this Security Instrument shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Lender. In that regard, the Borrower grants to the Lender all of the rights and remedies of a secured party under the laws of the state in which the Premises is located.

     The Borrower covenants, warrants, represents and agrees as follows:

1. Amount Secured. This Security Instrument secures all present and future loan disbursements made by the Lender under the Note, and all other sums from time to time owing to the Lender by the Borrower under the other Loan Documents, including, without limitation, sums advanced in accordance herewith to protect the security of this Security Instrument. The principal amount secured hereby is $16,400,000.00.

2. Acceleration; Foreclosure. Upon the occurrence of an Event of Default, the Lender, at the Lender's option, may declare the entire balance of the Loan, including all accrued interest, to be immediately due and payable without further demand and may foreclose the lien of this Security Instrument by judicial proceeding or pursuant to the power of sale hereby granted, and may pursue any other remedies permitted by applicable law or provided herein or in any of the other Loan Documents. The Lender shall be entitled to collect all fees, costs and expenses incurred in pursuing such remedies, including, but not limited to, reasonable attorney's fees, costs of documentary evidence, abstracts and title reports.

3. Rights Upon Event of Default. Upon the occurrence of any Event of Default, the Lender, immediately and without additional notice and without liability therefor to the Borrower, except for gross negligence or willful misconduct, may, in accordance with, and subject to, the terms and conditions of the Loan Agreement, do or cause to be done any or all of the following: (a) take physical possession of the Premises; (b) exercise its right to collect the Rents and Profits; (c) enter into contracts for the repair and maintenance of the Improvements thereon; (d) expend Loan funds and any Rents and Profits for payment of any taxes, insurance premiums, assessments and charges for repair and maintenance of the Improvements, preservation of the lien of this Security Instrument and satisfaction and fulfillment of any liabilities or obligations of the Borrower arising out of or in any way connected with the use, repair or maintenance of Improvements on the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Security Instrument; (e) enter into leases demising the Premises or any part thereof; (f) take such steps to protect and enforce the specific performance of any covenant, condition or agreement in the Note, this Security Instrument, the Loan Agreement, or the other Loan Documents, or to aid in the execution of any power herein granted; (g) take such steps to protect and enforce the specific performance of any covenant, condition or agreement as to the Intangible Personalty; and (h) generally, supervise, manage, and contract with reference to the Premises as if the Lender were an equitable owner of the Premises. Notwithstanding the occurrence of an Event of Default or acceleration of the Loan, the Lender shall continue to have the right to pay money, whether or not Loan funds, for the purposes described in the Loan Agreement, and all such sums and interest thereon shall be secured hereby. The Borrower also agrees that any of the foregoing rights and remedies of the Lender may be exercised at any time independently of the exercise of any other such rights and remedies, and the Lender may continue to exercise any or all such rights and remedies until the Event of Default is cured or until foreclosure and the conveyance of the Premises to the high bidder or until the Loan is otherwise satisfied or paid in full.

4.   Rents and Profits.

     (a) Collection. The Borrower hereby authorizes the Lender, by its employees or agents, at its option, after the occurrence of an Event of Default, to terminate the aforesaid license granted to the Borrower to collect said Rents and Profits, and to enter upon the Premises, and to collect, in accordance with the Loan Agreement and in the name of the Borrower or in its own name, as assignee, the Rents and Profits accrued but unpaid and in arrears at the date of said Event of Default as well as the Rents and Profits thereafter accruing and becoming payable during the period of the continuance of such Event of Default or any other Event of Default; and to this end, the Borrower further agrees that it will facilitate in all reasonable ways the Lender's collection of said Rents and Profits, and will, upon request by the Lender, execute a written notice to each tenant directing the tenant to pay rent to the Lender. Upon such entry, the Lender shall be authorized, but not obligated, to take over and assume the control, care, management, operation, repair and maintenance of the Premises and to perform such other acts as the Lender in its sole discretion may deem proper, and to expend such sums out of the income of the Premises as may be needful in connection therewith (including the right to effect new leases, to cancel or surrender existing leases, to evict tenants, to bring or defend any suits in connection with the possession of any portion of the Premises in its own name or the Borrower's name, to alter or to amend the terms of existing leases, to renew existing leases, and to make concessions to the tenants). The Borrower hereby releases all claims against the Lender arising out of such management, operation, repair and maintenance, excepting the liability of the Lender to account as hereinafter set forth, and except claims arising from the gross negligence or willful misconduct of the Lender.

     (b) Indemnity. Unless and until the license granted to the Borrower in this Security Instrument to collect the Rents and Profits is terminated and the Lender enters the Premises as described herein, the Lender shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by the Borrower under any of said leases, and the Borrower hereby agrees to indemnify the Lender for, and to save it harmless from, any and all liability arising from any of said leases or from this assignment, and this assignment shall not place responsibility for the conduct, care, management, or repair of the Premises upon the Lender, or make the Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of said Premises resulting in loss or injury to, or death of any invitee, tenant, licensee, employee or stranger and/or damage to, or destruction of the Premises.

5. Appointment of Receiver. Upon the occurrence of an Event of Default, the Lender shall be entitled, without additional notice and without regard to the adequacy of any security for the Loan or the solvency of any party bound for its payment, to seek the appointment of a receiver to take possession of and to operate the Premises, and to collect the Rents and Profits, all expenses of which shall be added to the Loan and secured hereby.

6. Waivers. No waiver of any Default Condition or Event of Default shall at any time thereafter be held to be a waiver of any rights of the Lender stated anywhere in the Note, this Security Instrument, the Loan Agreement or any of the other Loan Documents, nor shall any waiver of any prior Default Condition or Event of Default operate to waive any subsequent Default Condition and/or Event of Default. All remedies provided in this Security Instrument, in the Note, in the Loan Agreement and in the other Loan Documents are cumulative and may, at the election of the Lender, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by applicable law.

7. Substitution of Trustee. If, for any reason, the Lender shall elect to substitute for the Trustee herein named (or for any successor to said Trustee), the Lender shall have the right to appoint successor Trustee(s) by duly acknowledged written instruments, and each such successor Trustee immediately upon recordation of an instrument so appointing said successor Trustee shall become successor in title to the Premises for the uses and purposes of this Security Instrument, with all the powers, duties and obligations conferred on the Trustee in the same manner and to the same effect as though said successor Trustee were named herein as the Trustee. If more than one Trustee has been appointed, each of such Trustees and each successor thereto shall be and hereby is empowered to act independently.

8. Terms. The singular used herein shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Lender" shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise.

9. Notices. All notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set forth below, (iii) on the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) on the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto. No notice of change of address shall be effective except upon actual receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any other Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

     if to Borrower:     Wellsford Sonterra LLC
                    c/o Wellsford Real Properties, Inc.
                    1623 Blake Street, Suite 270
                    Denver, Colorado 80202
                    Attn:     David M. Strong
                    Telephone:  (303) 534-4396
                    Telecopy:  (303) 534-4398

     to the Trustee:     NationsBank, N.A.
                    c/o Midland Loan Services, L.P.
                    210 W. 10th Street, 6th Floor
                    Kansas City, Missouri 64105
                    Attn:  Servicing Manager
                    Telephone: (800) 894-9205
                    Telecopy:  (816) 843-5522

     to the Lender: NationsBank, N.A.
                    c/o Midland Loan Services, L.P.
                    210 W. 10th Street, 6th Floor
                    Kansas City, Missouri 64105
                    Attn:  Servicing Manager
                    Telephone:  (800) 894-9205
                    Telecopy:  (816) 843-5522

     with a copy to:     Moore & Van Allen, PLLC (EKO)
                    NationsBank Corporate Center
                    100 North Tryon Street, Floor 47
                    Charlotte, North Carolina 28202-4003
                    Telephone:  (704) 331-1000
                    Telecopy:  (704) 331-1159

The parties hereto agree that any notice sent to the Borrower at its address set forth herein (or designated in accordance with this Section) shall be deemed notice to all general partners or members of the Borrower, if any. Personal delivery to a party or to any officer, partner, member, agent or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.

10. Greater Estate. In the event that the Borrower is the owner of a leasehold estate with respect to any portion of the Premises and, prior to the satisfaction of the indebtedness secured hereby and the cancellation of this Security Instrument of record, Borrower obtains a fee estate in such portion of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of Borrower, be and become subject to the security lien of this Security Instrument.

11. Imposition of Tax. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by deeds of trust or the manner of collecting taxes so as to affect adversely the Lender, the Borrower will promptly pay any such tax on or before the due date thereof; and if the Borrower fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits the Borrower from making such payment or would penalize the Lender if the Borrower makes such payment, then the entire balance of the Loan shall become due and payable upon demand at the sole option of the Lender.

12. Headings. The captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Security Instrument nor the intent of any provision hereof.

13. General Provisions. A determination that any provision of this Security Instrument is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Security Instrument to any Person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances. This Security Instrument may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. The holder of this Security Instrument may, from time to time, sell or offer to sell the Loan, or any interests therein, to one or more transferees, assignees or participants and is hereby authorized to disseminate any information it has pertaining to the Loan, including, without limitation, any security for this Security Instrument and credit information on the Borrower and any of its principals to any such transferee, assignee or participant or prospective transferee, assignee or participant, and to the extent, if any, specified in any such transfer instrument, assignment or participation, and such transferee, assignee or participant shall have the rights and benefits with respect to this Security Instrument and the other Loan Documents as such Person would have if such Person were the Lender hereunder. The Borrower warrants and represents to the Lender and all other holders of this Security Instrument that the Loan is and will be for business or commercial purposes only and not primarily for personal, family, or household use. The terms, provisions, covenants and conditions hereof shall be binding upon the Borrower and the heirs, devisees, representatives, successors and assigns of the Borrower.

14.  WRITTEN AGREEMENT.

     (a) THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER SHALL BE DETERMINED SOLELY FROM THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE LENDER AND THE BORROWER CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS.

     (b) THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE,
CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS SECURITY INSTRUMENT OR THE LOAN DOCUMENTS.

     (c) THIS WRITTEN SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

15. WAIVER OF JURY TRIAL. THE LENDER, THE TRUSTEE AND THE BORROWER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS SECURITY INSTRUMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE LENDER, THE TRUSTEE AND THE BORROWER, AND THE LENDER, THE TRUSTEE AND THE BORROWER ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE LENDER, THE TRUSTEE AND THE BORROWER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS SECURITY INSTRUMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

16. Non-Recourse. The Borrower's liability hereunder shall be limited to the same extent provided in the Note.

     IN WITNESS WHEREOF, the Borrower has executed this Security Instrument under seal as of the above written date.


                              BORROWER:

                              WELLSFORD SONTERRA LLC,
                              an Arizona limited liability company


                              By:  Wellsford/Sonterra Manager, LLC, an
                                   Arizona limited liability company, its
                                   sole Manager


                                   By:  Wellsford Real Properties, Inc., a
                                        Maryland corporation,
                                        its sole Member

                                        By:/s/ David M. Strong
                                           -------------------------------
                                        Name:  David M. Strong
                                        Title: Vice President


STATE OF ___________

COUNTY OF __________


     The foregoing instrument was acknowledged before me this ____ day of February, 1998, by _______________, _________________ of Wellsford Real
Properties, Inc., a Maryland corporation, the sole Member of Wellsford/Sonterra Manager, LLC, an Arizona limited liability company, the sole Manager of Wellsford Sonterra LLC, an Arizona limited liability company.


                              _____________________________________
                              Notary Public

                              My Commission Expires:_______________

(Notarial Seal)

                             PERSONALTY RIDER

                  (Retail/Industrial/Office/Multifamily)


     The term "Intangible Personalty" as used herein shall mean any and all present and future accounts, general intangibles, instruments, documents and chattel paper now or hereafter affecting or relating to the Premises or any part thereof, and all proceeds or products thereof, including without limitation, (i) all leases (including equipment leases), rental agreements, sales contracts, management contracts, franchise and related agreements, construction contracts, architects' contracts, technical services agreements, licenses and permits, (ii) all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale or lease of property or rendering of services by the Borrower in its business of ownership and operation of the Premises or acquired from others including, without limiting the generality of the foregoing, from rental of rooms, halls, stores, offices, exhibit or sales space of every kind, license, lease and concession fees and rentals, health club membership fees, food and beverage, whole and retail sales of merchandise, service charges, and proceeds, if any, from business interruption or other loss of income insurance, (iii) all of the Borrower's right, title and interest in all royalties, license fees and other income or proceeds derived from trademarks, trademark applications, the registration therefor, the good will of the business symbolized by the same, now or hereafter filed, owned or acquired.

     The term "Tangible Personalty" as used herein shall mean any and all fixtures, equipment, furnishings and other articles of personal property now or hereafter owned by the Borrower and attached to or contained in and used in connection with the Land and Improvements including, but not limited to, all furniture, furnishings, apparatus, machinery, equipment, motors, boilers, buildings, materials, appliances, fire prevention and extinguishing apparatus, security and access control apparatus, trash receptacles, bath tubs, water heaters, water closets, sinks, dishwashers, disposals, washers, dryers, elevators, fittings, radiators, ranges, refrigerators, awnings, storm windows, storm doors, shades, screens, blinds, curtains and curtain rods, mirrors, cabinets, panelling, rugs, pictures, antennas, trees, plants, carpeting, office equipment and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, trash compacting, air-conditioning and sprinkler equipment, telephone systems, televisions and television systems, computer systems and fixtures and appurtenances thereto and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner, and all proceeds and products of any of the foregoing.

                                 EXHIBIT A

                             Legal Description


Blocks 19, 21, 22, 23 of the Resubdivision of Williams Centre, Pima County, Arizona, according to the plat of record in the office of the Pima County Recorder in Book 39 of Maps at Page 28.

                                 EXHIBIT B

                          Permitted Encumbrances


1.   Taxes for the year 1998, not due or payable.

2. Reservations and exceptions in the Patent from the United States of America, recorded in Book 52 of Deeds at Page 236, reading as follows:

     Subject to any vested and accrued water rights for mining, agricultural, manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local customs, laws, and decisions of courts; and also subject to the right of the proprietor of a vein or lode to extract and remove his ore therefrom, should the same be found to penetrate or intersect the premises hereby granted, as provided by law; and there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States of America.

3. Easements and rights incident thereto as shown on the recorded plat of said subdivision, as recorded in Book 39 of Maps at page 28, and as modified by instrument recorded in Docket 9902 at page 1924.

4.   Easement for the purpose stated herein, and rights incident thereto;

     In favor of:   Mountain States Telephone and Telegraph Company
     Purpose:       Communication and other facilities
     Recorded in:   Docket 4966 at Page 654
     Affects:       That portion shown on the sketch attached thereto

5.   Covenants, conditions and restrictions,
     Recorded in:   Docket 7335 at Page 842; Assignment and Assumption of
                    Declarant's
                    Rights recorded in Docket 9882 at page 1580

6.   Easement for the purpose stated herein, and rights incident thereto;
     In favor of:   Tucson Electric Power Company
     Purpose:       Electric Transmission or Distribution Line or System
     Recorded in:   Docket 10043 at Page 719
     Affects:       That portion shown on the sketch attached thereto

7.   Agreement upon the terms and conditions contained therein;
     For:           Cable Television Service and Telephone License
     Recorded in:   Docket 10106 at Page 1003 and in Docket 10106 at Page
                    1013

8.   Agreement upon the terms and conditions contained therein;
     For:           License and Easement
     Recorded in:   Docket 10106 at Page 1010

9.   Easement for the purpose stated herein, and rights incident thereto;
     In favor of:        Tucson Electric Power Company
     Purpose:       Water Lines
     Recorded in:        Docket 10110 at Page 1202
     Affects:       That portion as described therein

10. Rights of tenants, as tenants only, under unrecorded leases or on month to month tenancies.

11.  Unrecorded Lease for a term 10 years, disclosed by instrument;
     Entitled:
     Lessor:        Specified Properties VIII, L.P.
     Lessee:        Web Service Company Inc.
     Dated:              July 5, 1995
     Recorded:      September 25, 1995 in Docket 10135 at Page 580

     Said lease is subordinate to the Deed of Trust